Exhibit 99.1

                               [GRAPHIC OMITTED]

                      Presentation Materials for Investors

                                  October 2013

Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

3

Toyota's Global Businesses

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                                                                               4

TMC Consolidated Financial Results

(JPY billions)	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2013	Three Months Ended June 30, 2013
Net Revenues	18,583.7	22,064.2	6,255.3
Operating Income	355.6	1,320.9	663.4
Net Income	283.6	962.2	562.2

Source: *TMC FY2012 & FY2013 20-F & June 30, 2013 6-K*

5

TMC Consolidated Balance Sheet

(JPY billions)	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013	FY2014 As of June 30, 2013
Current assets	12,321.2	13,784.9	14,370.1
Noncurrent finance receivables, net	5,602.5	6,943.8	7,302.1
Investment & other assets	6,491.9	7,903.4	8,439.3
Property, plant & equipment, net	6,235.4	6,851.2	7,056.8
Total Assets	**30,651.0**	**35,483.3**	**37,168.3**
Liabilities	19,584.5	22,710.5	23,617.6
Shareholders' equity	11,066.5	12,772.9	13,550.7
Total Liabilities & Shareholders' Equity	**30,651.0**	**35,483.3**	**37,168.3**

Source: *TMC FY2012 & FY2013 20-F & June 30, 2013 6-K*

6

Toyota Across the United States
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Toyota Motor Sales, USA

- For 2013, TMS is launching 9 new or refreshed models to help meet pent up demand given the 11 year average age of autos
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - Over 2 million hybrids sold in the US and nearly 5 million globally[(2)]
  - 11 hybrid models[(1)], 1 plug-in model, and 1 EV model in TMS line-up
- Camry, America's top-selling car for the past 11 years, celebrates its 30th anniversary this year. Since 1983, over 10 million vehicles have been sold
- Recent and upcoming vehicle launches:

-4Runner	-Tundra
-Corolla	-Scion tC
-Highlander & HV	-Lexus LS & HV
-RAV 4	-Lexus IS

(1) Includes cars and light trucks
(2) As of September 2013

Source: *TMS Reports*

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

J.D. Power and Associates 2013 Initial Quality Study Camry ranked No. 1	**Fortune Magazine World's Most Admired Companies** No. 1 ranking in 7 of the 9 criteria	**Kelly Blue Book 10 Best Green Cars** Avalon Hybrid & Prius Plug-in
J.D. Power and Associates 2013 Customer Service Index Lexus ranked highest among all luxury brands	**Consumer Reports 2013 Automotive Rankings** Lexus ranked #1 Toyota ranked #4, Scion ranked #7	**Consumer Reports Top Picks** Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	**U.S. News & World Report 2013 Best Cars for the Money** Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	**2013 JD Power Vehicle Dependability Study** Lexus ranked #1, Toyota ranked #3 highest non-premium brand

9

Toyota Motor Sales, USA (3)

Toyota Tundra
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Toyota Highlander
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                                                                              10

Toyota Motor Sales, USA (4)

Toyota Corolla
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SciontC
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                                                                              11

Toyota Motor Sales, USA (5)

Lexus LF-NX Concept
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Lexus IS F-Sport
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Toyota Financial Services

                                                                              13

TFS Group Global Presence

     []   34 Countries and Regions Worldwide

                                                                              14

Toyota Motor Credit Corporation (TMCC)



Toyota Motor Corporation (TMC)
Toyota Financial Services Corporation (TFSC)
Toyota Motor Credit Corporation (TMCC)

- Nearly 4.0 million active finance contracts [(1)]
- AA-[(2)]/Aa3[(2)] rated captive finance company by S&P / Moody's
- Credit support agreement structure with TFSC/TMC[(3)]

(1) As of June 30, 2013
(2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

15

TMCC Products and Services

Consumer Finance	Dealer Finance	Commercial Finance	Insurance
• Retail • Lease	• Wholesale • Real Estate • Working Capital • Revolving Credit Lines	• Forklift • Hino Medium Duty • Retail • Lease	• Service Agreements • Ext. Warranty • Guaranteed Auto Protection • Roadside Assistance

16

Extensive Field Organization

[]   Decentralized dealer and field support

[]   Centralized servicing and collections (circled)
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                                                                              17

Recent TMCC Business Highlights

- Celebrating 30 years of supporting Toyota/Lexus/Scion sales and enhancing customer relationships
- In excess of $9.2 billion income before income taxes over the past 4 years[(1)]
- Continuing the trend in 2013, TFS is the top U.S. lender in all new vehicles[(2)]
- Strong market share continues to drive solid financing revenues & sales support
- Low net charge-off ratio
- High insurance penetration

(1) For the four year period from FY10 through FY13

(2) Source: AutoCount as of July 31, 2013

18

TMCC Earning Asset Composition

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Source:TMCC March 31, 2011 10-K, March31, 2012 10-K, March 31,201310-Kand June
30, 201310-Q

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TMCC Financial Performance-Select Data

                                       Fiscal Year EndedMarch 31,  Three Months
                                                                   EndedJune 30,
(USD millions)                   2010     2011      2012     2013          2013
------------------------------- ----- -------- ------------ ------ -------------
Total FinancingRevenues         8,163   8,064      7,429    7,244          1,795
       Add: Other Income          680     779        717      744            145
       Less: Interest Expense   5,587   4,967      4,639    4,508          1,487
       and Depreciation
Net FinancingRevenues and       3,256   3,876      3,507    3,480            453
Other Revenues
Net Income (Loss)               1,063   1,853      1,486    1,331             91

Source:TMCC March 31, 2013 10-K, and TMCC June 30, 2013 10-Q

                                                                              20

TMCC Financial Performance-Select Data

                                           Fiscal Year EndedMarch 31,        Three Months
                                                                            EndedJune 30,
(USD millions)                       2010      2011        2012        2013          2013
------------------------------------ ----- -------------- ----------- ----- -------------
Over 60 Days Delinquent (1)         0.45%     0.26%       0.18%       0.19%         0.21%
Allowance for Credit Losses (1)(2)  2.31%     1.13%       0.80%       0.63%         0.59%
Net Credit Losses (3)               1.03%     0.52%       0.21%       0.27%         0.17%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculatedwerebased on a120-daycharge-offpolicy
Source:TMCC March31,201310-Kand TMCC June 30, 201310-Q

                                                                              21

TMCC Funding Programs

                                                                              22

Exceptional Liquidity

- A-1+/P-1 direct commercial paper program
- $17 billion committed credit facilities
- $6.7 billion short-term investment portfolio[(1)]
- Over $60 billion in readily salable retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC →TFSC → TMC

(1) Average balance for quarter ended June 30, 2013

Source: *TMCC June 30, 2013 10-Q*

23

TMCC Funding Program Objectives

[]   TMCC is committed to:

     --   Maintaining funding diversity and exceptional liquidity

     --   Issuing into strong demand with attractive deals

     --   Identifying and developing new markets and investor relationships

     --   Responding quickly to opportunities with best-in-class execution

                                                                              24

TMCC FYTD14 Funding Overview

$9.5 billion of long term debt funded FYTD



Other
5%
Global MTN
16%
MTN
35%
EMTN
19%
Public /
Private ABS
25%

- $7.1 billion in unsecured debt
  - Single tranche euro benchmark €1 billion – second euro benchmark in 2013
- $2.4 billion in secured debt (net of amount retained)
  - $1.4 billion comprised of public term secured funding (net of amount retained)

As of September 30, 2013

Source: *Company Reports*

25

Diversification in Debt Offerings

TMCC Long Term DebtOutstanding(USD millions)

By Deal Type                            By Currency

[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

Asof August 31, 2013
Source:Company Reports
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Key Investment Highlights

[]   Financial strength supported by strong credit ratings

[]   Transparent business model with exceptional liquidity

[]   Rational funding programs with long term perspective

     --   Diversification in bond offerings

     --   Focus on proactively meeting needs of market

     --   Strong emphasis placed on flexibility and responsiveness

[]   Industry-leading in:

     --   Liquidity management framework

     --   Balance sheet strength

     --   Business model resiliency

                                                                              27

TMCC Retail Loan Collateral and ABS Transactions

                                                                              28

Credit Decisioning and Collections

[]   Consistent, conservative underwriting standards have produced historically low levels of delinquencies and credit losses

     --   Identification and minimization of least desirable segments

     --   Ongoing focus on Toyota and Lexus business

[]   Optimization of collections strategy and staff supports lossmitigation while enabling portfolio growth

     --   Emphasis on early intervention

     --   Reinforcement of strong compliance management system

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Note 1--Delinquency is 30+ day delinquencies as a percentage of receivables outstanding
Note 2--Credit loss is annual net credit loss as a percentage of receivables outstanding

                                                                              29

Credit: Results*

[]   Retail loan credit performance has shown significant improvement

     --   Portfolio-level performance trends show general improvement

     --   Recent vintages outperforming older cohorts

                               [GRAPHIC OMITTED]

* Abbreviated for presentation purposes
Source: Company Reports

                                                                              30

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience (1)

	At Aug 31,		At March 31,				
	2013	2012	2013	2012	2011	2010	2009
Outstanding Contracts (2)	3,178,961	3,133,590	3,156,247	3,119,781	3,189,591	3,093,894	3,050,178
Number of Accounts Past Due in the following categories							
30 - 59 days	36,845	36,652	35,672	35,162	43,070	55,123	57,547
60 - 89 days	8,496	8,730	7,182	6,786	8,588	11,722	13,327
Over 89 days	6,208	6,433	6,362	5,870	9,153	10,953	11,797
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.16%	1.17%	1.13%	1.13%	1.35%	1.78%	1.89%
60 - 89 days	0.27%	0.28%	0.23%	0.22%	0.27%	0.38%	0.44%
Over 89 days	0.20%	0.21%	0.20%	0.19%	0.29%	0.35%	0.39%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

31

Source: *Company Reports*

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Five Months Ended Aug 31,		For the Fiscal Years Ended March 31,				
	2013	2012	2013	2012	2011	2010	2009
Principal Balance Outstanding (2)	$48,270,227	$45,974,231	$46,932,720	$44,648,020	$45,053,303	$43,234,740	$43,485,623
Average Principal Balance Outstanding (3)	$47,601,474	$45,311,125	$45,790,370	$44,850,661	$44,144,021	$43,360,181	$42,899,702
Number of Contracts Outstanding	3,178,961	3,133,590	3,156,247	3,119,781	3,189,591	3,093,894	3,050,178
Average Number of Contracts Outstanding (3)	3,167,604	3,126,686	3,138,014	3,154,686	3,141,743	3,072,036	2,996,372
Number of Repossessions (4)	13,824	13,717	34,353	42,937	64,710	79,637	81,270
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.05% (7)	1.05% (7)	1.09%	1.36%	2.06%	2.59%	2.71%
Gross Charge-Offs (5)(8)	$91,586	$88,115	$244,432	$240,736	$447,159	$724,212	$897,508
Recoveries (6)	$28,735	$27,508	$69,088	$78,593	$98,105	$116,892	$87,182
Net Losses	$62,851	$60,607	$175,344	$162,143	$349,054	$607,320	$810,326
Net Losses as a Percentage of Average Principal Balance Outstanding	0.32% (7)	0.32% (7)	0.38%	0.36%	0.79%	1.40%	1.89%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

32

***Source**: Company Reports*

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	**2008**	**2009**	**2010**	**2011**	**2012**	**2013[1]**
Number of Pool Assets	1,070,411	824,133	956,010	911,545	973,979	490,015
Original Pool Balance	$23,938,411,965	$17,974,710,305	$21,924,552,881	$21,608,462,287	$24,029,119,369	$12,235,767,449
Average Initial Loan Balance	$22,364	$21,810	$22,933	$23,705	$24,671	$24,970
Weighted Average Interest Rate	6.03%	5.69%	3.91%	3.76%	3.15%	2.96%
Weighted Average Original Term	63 months	62 months	62 months	63 months	63 months	64 months
Weighted Average FICO	723	737	738	735	731	727
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 20.7%	CA - 18.9%	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.2%
State 2	TX - 12.0%	TX - 12.1%	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.0%
State 3	NY - 4.8%	NY - 5.4%	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.7%
State 4	NJ - 4.5%	NJ - 5.2%	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.6%
State 5	IL - 4.3%	IL - 4.3%	VA - 4.5%	IL - 4.1%	VA - 4.2%	VA - 4.1%
Distribution of Receivables by Contract Rate:[2]						
Less than 2.0%	16.0%	17.1%	35.2%	30.3%	44.1%	50.6%
2.0% - 3.99%	14.7%	17.9%	22.8%	35.9%	27.8%	20.8%
4.0% - 5.99%	20.4%	21.2%	19.3%	17.5%	15.1%	15.2%
6.0% - 7.99%	26.2%	23.9%	13.6%	8.5%	6.6%	6.6%
8.0% - 9.99%	12.6%	11.3%	4.1%	3.2%	2.7%	2.9%
10.0% - 11.99%	3.7%	3.6%	1.7%	1.6%	1.4%	1.4%
12.0% - 13.99%	2.1%	1.7%	0.9%	0.7%	0.5%	0.5%
14.0% - 15.99%	1.3%	1.0%	0.7%	0.6%	0.5%	0.5%
16.0% and greater	3.0%	2.3%	1.8%	1.7%	1.4%	1.5%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage of Non-Toyota/Non-Lexus	6.1%	4.8%	4.9%	4.4%	3.3%	3.2%
Percentage of 72+ Month Term	20.6%	15.1%	9.8%	10.5%	10.0%	10.4%
Percentage of Used Vehicles	25.4%	29.5%	30.6%	31.5%	24.4%	25.0%

(1) As of June 30, 2013
(2) Percentages may not add to 100% due to rounding
Source: *Company Reports*

33

Origination Characteristics

APRDistribution                  WeightedAverageFICO
[GRAPHIC OMITTED]                [GRAPHIC OMITTED]

WeightedAverageOriginalTerm      Newvs.Used
[GRAPHIC OMITTED]                [GRAPHIC OMITTED]

*As of June 30, 2013 Source: CompanyReports

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ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)[1]

Original Summary Characteristics by Prior Securitization:	**TAOT 2011-B**	**TAOT 2012-A**	**TAOT 2012-B**	**TAOT 2013-A**	**TAOT 2013-B**
Number of Pool Assets	111,163	95,915	62,985	84,513	66,096
Original Pool Balance	$1,573,816,681	$1,558,792,743	$1,034,333,678	$1,301,545,574	$1,054,454,801
Average Initial Loan Balance	$14,158	$16,252	$16,422	$15,401	$15,953
Weighted Average Interest Rate	2.99%	2.89%	2.85%	2.56%	2.24%
Weighted Average Original Term	60	61	61	61	61
Weighted Average FICO	755	754	754	756	757
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.9%	CA - 19.8%	CA - 21.4%	CA - 20.0%	CA - 21.3%
State 2	TX - 12.0%	TX - 12.4%	TX - 13.3%	TX - 13.3%	TX - 13.4%
State 3	PA - 4.8%	IL - 4.5%	NJ - 4.7%	VA - 4.3%	IL - 4.2%
State 4	NY - 4.5%	VA - 4.5%	IL - 4.5%	IL - 4.3%	VA - 4.1%
State 5	IL - 4.5%	MD - 4.1%	NY - 4.5%	NJ - 4.2%	PA - 4.0%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	23.8%	27.3%	26.3%	22.7%	21.8%

(1) Abbreviated for presentation purposes

Source: *Company Reports*

35

TAOT Deal Performance

Transaction Moody's EL    SandP's EL
----------- ---------- --------------
TAOT2010-A   1.25%(1)  1.70%-1.90%(2)
----------- ---------- --------------
TAOT2010-B   1.25%(1)  1.50%-1.70%(2)
----------- ---------- --------------
TAOT2010-C    1.15%(1) 1.40%-1.60%(2)
----------- ---------- --------------
TAOT2011-A    1.15%(1)  1.40%-1.60%
----------- ---------- --------------
TAOT2011-B   0.85%(1)   1.15%-1.35%
----------- ---------- --------------
TAOT2012-A    0.70%     0.85%-1.00%
----------- ---------- --------------
TAOT2012-B    0.50%    0.75%-0.90%
----------- ---------- --------------
TAOT2013-A    0.50%    0.65%-0.80%
----------- ---------- --------------
                               [GRAPHIC OMITTED]

(1) Moody's cumulative net loss assumption at initial transaction rating. On
September 15, 2011, Moody's announced that it had decreased the transaction CNL assumptions to 0.45% -0.70% for 2010-A and 2010-B and 0.35% -0.60% for 2010-C.
On February 16, 2012, Moody's announced that it had decreased the transaction
CNL assumption to 0.40% on 2011-A. OnNovember 21, 2012, Moody's announced that it had decreased the transaction CNL assumption to0.25%on2011 -B. On June 13,
2013, Moody'sannouncedthat it had decreased transaction CNL assumptions to 0.30%
-0.40% for 2012-A and 0.30% -0.40% to 2012-B. On September 4, 2013, Moody's
announced that it had decreased transaction CNL assumptions to 0.30% for 2012-A and 2012-B.

(2) Standard and Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard and Poors announcedthat it had decreased the transaction CNL assumptions to 0.45% -0.55% for 2010-A, 0.40% -0.50% for
2010-B and 0.35% -0.45% for 2010-C. On May 20, 2013, Standard and Poor's
announced that it had decreased the transaction CNL assumptions to 0.30% -0.35%
for 2010-A, 0.25% -0.30% for 2010-B, 0.20% -0.25% for 2010-C, 0.20% -0.25% for
2011-A and 0.25% -0.30% for 2011-B.

                                                                              36

Source: Company Reports

                               [GRAPHIC OMITTED]